Exhibit 4.2

EXECUTION VERSION
FIFTH SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 16, 2017, among TerraForm Power Operating, LLC, a Delaware limited liability company (the “Issuer”), the Guarantors (as defined in the Indenture referred to below) party hereto and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture, dated as of July 17, 2015, as supplemented by the first supplemental indenture, dated as of October 2, 2015, the second supplemental indenture, dated as of March 30, 2016, the third supplemental indenture, dated as of August 29, 2016, and the fourth supplemental indenture, dated as of November 29, 2016 (as so supplemented, the “Indenture”), providing for the issuance of 6.125% Senior Notes due 2025 (the “Notes”);

WHEREAS, under Section 9.02 of the Indenture, subject to certain exceptions, the Issuer and the Trustee may amend or supplement the Indenture, the Notes and the Note Guarantees, with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes;

WHEREAS, prior to the date hereof, the Holders of at least a majority in aggregate principal amount of the then outstanding Notes have consented to certain amendments to the Indenture, as set forth in Article I herein, pursuant to a consent solicitation as contemplated by the Consent Solicitation Statement and the related Letter of Consent, each dated August 2, 2017, of the Issuer;

WHEREAS, the Issuer, the Guarantors and the Trustee desire to execute and deliver this Supplemental Indenture and, in accordance with the requirements of the Indenture, the Issuer has delivered an Officer’s Certificate and an Opinion of Counsel to the Trustee; and

WHEREAS, pursuant to Section 9.02 of the Indenture, the Issuer, the Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I.          AMENDMENTS TO THE INDENTURE.

SECTION 1.1.          The definition of “Permitted Holder” contained in Section 1.01 of the Indenture is hereby amended and restated as follows:

““Permitted Holder” means Brookfield Asset Management Inc. (or its successors and assigns)  and its controlled Affiliates and any “person” (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) consisting of a group of which Brookfield Asset Management Inc. (or its successors and assigns) or any of its controlled Affiliates is a member; provided that in the case of such group and without giving effect to the existence of such group or any other group, Brookfield Asset Management Inc. (or its successors and assigns) and its controlled Affiliates have direct or indirect Beneficial Ownership of more than 50% of the total voting power of the Voting Stock of TerraForm.”.

ARTICLE II.          MISCELLANEOUS.

Section 2.1          CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

Section 2.2          NO RECOURSE AGAINST OTHERS. No director, officer, employee, member, manager, incorporator or stockholder of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture as supplemented by this Supplemental Indenture, the Note Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

Section 2.3          NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE ISSUER, THE GUARANTORS, THE TRUSTEE AND THE HOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE AS SUPPLEMENTED BY THIS SUPPLEMENTAL INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTION CONTEMPLATED HEREBY AND THEREBY.

Section 2.4          COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 2.5          EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

Section 2.6          THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors.

Section 2.7          RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter shall be bound hereby.

Section 2.8          EFFECTIVENESS. This Supplemental Indenture (including the amendments contained in Article I herein) shall be effective as of the date hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

TERRAFORM POWER OPERATING, LLC

By: TERRAFORM POWER, LLC,
Its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

TERRAFORM POWER, LLC
as Parent Guarantor

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC
SUNEDISON YIELDCO CHILE MASTER HOLDCO, LLC
SUNEDISON YIELDCO DG–VIII MASTER HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 3 MASTER HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 4 MASTER HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 2 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ1 MASTER HOLDCO, LLC
SUNEDISON YIELDCO NELLIS MASTER HOLDCO, LLC
SUNEDISON YIELDCO REGULUS MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ2 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ3 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ4 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ5 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ENFINITY MASTER HOLDCO, LLC
SUNEDISON YIELDCO DGS MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ8 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ6 MASTER HOLDCO, LLC
TERRAFORM POWER IVS I MASTER HOLDCO, LLC
TERRAFORM LPT ACQ MASTER HOLDCO, LLC
TERRAFORM SOLAR MASTER HOLDCO, LLC
SUNEDISON YIELDCO DG MASTER HOLDCO, LLC
TERRAFORM CD ACQ MASTER HOLDCO, LLC
TERRAFORM REC ACQ MASTER HOLDCO, LLC
TERRAFORM SOLAR XVII ACQ MASTER HOLDCO, LLC
TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC
TERRAFORM THOR ACQ MASTER HOLDCO, LLC
as Guarantors

By: TERRAFORM POWER OPERATING, LLC,
its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC,
its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

ATWELL ISLAND HOLDINGS, LLC,
as Guarantor

By: SUNEDISON YIELDCO ACQ9, LLC, its managing member

By: SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC, its managing member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SPS ATWELL ISLAND, LLC,
as Guarantor

By: ATWELL ISLAND HOLDINGS, LLC, its managing member

By: SUNEDISON YIELDCO ACQ9, LLC, its managing member

By: SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC, its managing member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

FIRST WIND KAHUKU HOLDINGS, LLC,
as Guarantor

By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

FIRST WIND OPERATING COMPANY, LLC,
as Guarantor

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

FWPV CAPITAL, LLC
as Guarantor

By: FW MASS PV PORTFOLIO, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

FWPV HOLDINGS, LLC
as Guarantor

By: FWPV CAPITAL, LLC, its Managing Member

By: FW MASS PV PORTFOLIO, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler`
Title:	Senior Vice President, General Counsel and Secretary

MA OPERATING HOLDINGS, LLC
as Guarantor

By: SUNEDISON YIELDCO ACQ7, LLC, its Managing Member

By: SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

NORTHEAST WIND CAPITAL HOLDINGS, LLC,
as Guarantor

By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

NORTHEAST WIND CAPITAL II, LLC,
as Guarantor

By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

NORTHEAST WIND PARTNERS II, LLC,
as Guarantor

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

HAWAIIAN ISLAND HOLDINGS, LLC,
FIRST WIND HWP HOLDINGS, LLC,
FIRST WIND NORTHEAST COMPANY, LLC
FW MASS PV PORTFOLIO, LLC
as Guarantors

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

MAINE WIND PARTNERS II, LLC
FIRST WIND BLUE SKY EAST HOLDINGS, LLC,
SHEFFIELD WIND HOLDINGS, LLC
CSSW COHOCTON HOLDINGS, LLC
as Guarantors

By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON CANADA YIELDCO, LLC
as Guarantor

By: SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON CANADA YIELDCO LINDSAY, LLC
as Guarantor

By: SUNEDISON CANADA YIELDCO, LLC, its Managing Member

By: SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON MARSH HILL, LLC
as Guarantor

By: SUNEDISON YIELDCO ACQ5, LLC, its Managing Member

By: SUNEDISON YIELDCO ACQ5 MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON YIELDCO ACQ5, LLC,
as Guarantor

By: SUNEDISON YIELDCO ACQ5 MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON YIELDCO ACQ7, LLC,
as Guarantor

By: SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON YIELDCO ACQ9, LLC,
as Guarantor

By: SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON YIELDCO REGULUS HOLDINGS, LLC,
as Guarantor

By: SUNEDISON YIELDCO REGULUS MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON YIELDCO UK HOLDCO 2, LLC,
as Guarantor

By: SUNEDISON YIELDCO UK HOLDCO 2 MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

TERRAFORM FIRST WIND ACQ, LLC,
as Guarantor

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

TERRAFORM ONTARIO SOLAR HOLDINGS, LLC
as Guarantor

By: SUNEDISON YIELDCO ACQ10, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

TERRAFORM POWER IVS I HOLDINGS II, LLC
as Guarantor

By: TERRAFORM POWER IVS I HOLDINGS, LLC, its Managing Member

By: TERRAFORM IVS I MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

TERRAFORM POWER IVS I HOLDINGS, LLC
as Guarantor

By: TERRAFORM IVS I MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

TERRAFORM PRIVATE HOLDINGS II, LLC,
as Guarantor

By: TERRAFORM THOR ACQ HOLDINGS, LLC, its Managing Member

By: TERRAFORM THOR ACQ MASTER HOLDCO, LLC, its Managing Member

By: SUNEDISON YIELDCO ACQ10, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

TERRAFORM THOR ACQ HOLDINGS, LLC,
as Guarantor

By: TERRAFORM THOR ACQ MASTER HOLDCO, LLC, its Managing Member

By: SUNEDISON YIELDCO ACQ10, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

2413465 ONTARIO, INC.
as Guarantor

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Authorized Signatory

KAHUKU HOLDINGS, LLC,
as Guarantor

By: FIRST WIND KAHUKU HOLDINGS, LLC, its Managing Member

By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

KAHUKU WIND POWER, LLC,
as Guarantor

By: KAHUKU HOLDINGS, LLC, its Managing Member

By: FIRST WIND KAHUKU HOLDINGS, LLC, its Managing Member

By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

HAWAII HOLDINGS, LLC,
as Guarantor

By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

KAHEAWA WIND POWER II, LLC,
as Guarantor

By: HAWAII HOLDINGS, LLC, its Managing Member

By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

ROLLINS HOLDINGS, LLC,
STETSON WIND HOLDINGS COMPANY, LLC,
CSSW STEEL WINDS HOLDINGS, LLC,
as Guarantors

By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

EVERGREEN WIND POWER III, L.L.C.,
as Guarantor

By: ROLLINS HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SHEFFIELD HOLDINGS, LLC,
as Guarantor

By: SHEFFIELD WIND HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

VERMONT WIND, LLC,
as Guarantor

By: SHEFFIELD HOLDINGS, LLC, its Managing Member

By: SHEFFIELD WIND HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

HURON HOLDINGS, LLC,
as Guarantor

By: CSSW STEEL WINDS HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

NIAGARA WIND POWER, LLC,
ERIE WIND, LLC,
as Guarantors

By: HURON HOLDINGS, LLC, its Managing Member

By: CSSW STEEL WINDS HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member

By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member

By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member

By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member

By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member

By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

SUNEDISON YIELDCO UK HOLDCO 3, LLC,
as Guarantor

By: SUNEDISON YIELDCO UK HOLDCO 3 MASTER HOLDCO, LLC, its Managing Member

By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

NORRINGTON SOLAR FARM LIMITED,
as Guarantor

By:	/s/ Rebecca Cranna
Name:	Rebecca Cranna
Title:	Director

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Richard Prokosch
Name:	Richard Prokosch
Title:	Vice President